UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300

(State or other jurisdication of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
661 East Davis Street Elba, Alabama 36323		36323

(Address of principal executive offices)		(Zip Code)

Item 5. Other Events

On July 19, 2004, The National Security Group, Inc. issued a press release declaring a quarterly dividend. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herin by reference.

Exhibit Index

Exhibit No.          Description of Document

   99.1 Press release, dated July 19, 2004, issued by The National Security Group, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.
Dated: July 28, 2004	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer